Exhibit 99.3
Horizon Lines, Inc. First Quarter 2010 Review April 23, 2010

Agenda First Quarter 2010 Review Introduction and Overview Chuck Raymond Chairman, President & Chief Executive Officer Operations Review John Keenan Senior Vice President & Chief Operating Officer Financial Review Mike Avara Senior Vice President & Chief Financial Officer Questions and Answers 2

Risks, Uncertainties, Other Factors with Respect to "Forward-Looking Statements" Risks, Uncertainties, Other Factors with Respect to "Forward-Looking Statements": The information contained in this presentation should be read in conjunction with our filings made with the Securities and Exchange Commission. This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, "believe," "expect," "anticipate," "estimate," "intend," "plan," "target," "projects," "likely," "will," "would," "could," and similar expressions or phrases identify forward-looking statements. All forward-looking statements involve risk and uncertainties. In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this presentation might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. See the section entitled "Risk Factors" in our Form 10-K filed with the SEC on February 4, 2010, and in our Form 10-Q filed on April 23, 2010, for a more complete discussion of these risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences. Use of Non-GAAP Measures Horizon Lines reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). The company also believes that the presentation of certain non-GAAP measures, i.e., results excluding certain costs and expenses, provides useful information for the understanding of its ongoing operations and enables investors to focus on period-over-period operating performance without the impact of significant special items, and thereby enhances the user's overall understanding of the company's current financial performance relative to past performance and provides a better baseline for modeling future earnings expectations. The company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the company's reported GAAP results. 3

First Quarter 2010 Review Chuck Raymond Chairman, President & Chief Executive Officer Introduction and Overview

First Quarter Highlights Conditions remained challenging Volume down 1.9% from year ago Rate, Net of Fuel down 0.8% from Q1 2009 Average fuel prices up 85% from Q1 2009 Vessel-related incidents negatively impacted EBITDA by $2.2 million However, financial performance was on plan Market share held steady Overhead costs reduced by $2.5 million from year ago Terminal services costs declined due to new contracts And 2010 expectations remain on track Improving economic trends and strong cost management helping partially mitigate ongoing rate pressures, contractual labor cost increases and high fuel prices Volume turned slightly positive in March and trend continues 5

Asia Strategy Asia initiative on track Solid plan and strong team in place Customers voicing support for planned niche service In final stages of confirming China ports of call Rate and volume assumptions are considered achievable 6

First Quarter 2010 Review John Keenan Senior Vice President and Chief Operating Officer Operations Review

Alaska Economic Update

Period	GSP	Average Oil Price	Permanent Fund Dividend	Unemployment Rate (1)	Real Personal Income	Private Construction Spending
2010 Outlook	6.1%	$81	Unchanged	8.6%	Flat	(1%)
2009	(3.2)	$62	$1,305	7.5%	(3.0)%	(10-11)%*

- Business sentiment is cautiously optimistic
  - Anchorage Business Confidence Index indicates slightly more positive outlook for 2010
    - Anchorage expected to return to modest economic growth in second half of year, but state personal income, employment, and tourism expected to remain flat
  - Public construction spending projected down 5%, despite federal stimulus, due to reduced state spending, although military component expected to rise 9%
  - Retail environment has slowed somewhat, but activity continues
- Horizon Lines remains focused on customer alignment, and expense management

*Estimates,
Sources: Energy Information Administration, Alaska Dept. of Labor, Alaska Construction Industry Progress Fund

(1) March 2010 vs. March 2009

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Hawaii/Guam Economic Update HAWAII Slow economic recovery appears underway Visitor arrivals projected to rise in 2010 for first time since 2006; spending improving Employment stabilizing and real personal income holding flat Private construction bottoming, seen benefiting from federal and state spending Military sector remains steady Tepid consumer spending and State and local fiscal conditions expected to drag on unemployment recovery GUAM Continues to focus on infrastructure development ahead of military buildup Sources: University of Hawaii Economic Research Organization, Hawaii Department of Business, Economic Development & Tourism (1) March 2010 vs. March 2009 Period GDP Visitor Arrivals/Spending Unemployment Rate (1) Real Personal Income Construction Spending 2010 Outlook (0.2)% 2.9% / 2.3% 6.9% (0.1)% (16.4)% 2009 (0.4)% (4.4%) / (11.6)% 6.6% 0.2% (20.5)% 9

Puerto Rico Economic Update Remains in recession as Government moves to reduce budget deficit and stimulate economic growth Government continues to use federal stimulus funding as a bridge to stimulate employment of laid-off government workers Impact and timing of federal stimulus funding on island economy is slow - $2.03 billion awarded and $411.5 million received through December 31, 2009 (4) Some signs of stabilization Car sales increased 16% in January - February 2010 (5) Industrial development projects totaled 38 from July-December 2009 (3) - Up 18, or 90%, from prior year, with employment related to these projects increasing 133% to 1,948 * Fiscal Year 2010 = July 2009 - June 2010 Sources: 1) Estudios Tecnicos; 2) March 2010 vs. March 2009 3) Government Development Bank; 4) Recovery.Gov, official U.S. Government website tracking American Recovery and Reinvestment Act Funding; 5) Caribbean Business Period* GNP1 Unemployment Rate (2) Inflation (CPI) (3) Government Budget Deficit FY 2010 Outlook (3.4)% 16.2% 7.5% $2.2B FY 2009 (3.7)% 15.1% 7.5% $3.2B 10

Volume Update 1.9% Volume trends continue to improve 1.9% year-over-year decline is smallest since Q1'08 Reflects improvements in all three tradelanes Sequential 6.3% decrease from Q4 is narrowest first-quarter decline since 2006 11

Unit Revenue Update Total unit revenue rose across all tradelanes as fuel prices increased Revenue per container, net of fuel, was down slightly due in part to competitive rate pressures, particularly in Puerto Rico Rate pressure continues 5.7% Net of Fuel 0.8% Total Unit Revenue Per Container 12

Vessel Performance 7.0% 1.0% 0.7% Vessel availability remained near 99% despite weather- related slowdowns On-time arrivals fell due to weather-related delays in Hawaii/Guam and Alaska Vessel utilization improved slightly 13 Vessel Availability

Ongoing Initiatives Vessel Modification and Maintenance Horizon Anchorage completed dry-docking and modifications to accommodate additional 45-ft containers - First of three Alaska service D7 vessels being modified Continuing necessary dry-docking schedule, with total of 9 slated for 2010 Cost management initiatives remain a priority 14

First Quarter 2010 Review Mike Avara Senior Vice President & Chief Financial Officer Horizon Lines, Inc. Financial Review

Overview Q1 financial performance was on track with internal expectations, despite approximately $2.2 million in vessel incidents expense EBITDA shortfall versus 2009 was expected, due to higher fuel prices and continuing weak volume environment Cost management was strong, with more than $2.5 million in overhead reductions Outlook for year remains consistent with that voiced in late January Volume trends continue modest improvements as tradelane economies show some signs of recovery Rate impact uncertain - pressure could intensify in Puerto Rico Fuel costs projected to remain high - $480-$500/ton through remainder of year Contractual labor costs expected to rise 16

Operating Revenue ($ in Millions) 5.0% 17

Operating Revenue Change First Quarter First Quarter Fuel surcharges increase $ 14.8 Other 3.8 Volume shortfall (4.0) Rate decrease (0.9) Total Revenue Increase $ 13.7 ($ in Millions) 18

Adjusted Operating (Loss) Income & EBITDA (1) ($ in Millions) (1) See reconciliation of Adjusted Operating (Loss) Income and Adjusted EBITDA on pages 29 and 34, respectively. First Quarter 35.9% Adjusted Operating (Loss) Income 2009 2009 2010 2010 19

Adjusted EBITDA Change Adjusted EBITDA Change Adjusted EBITDA Change Fuel recovery deficit $ (3.8) Volume shortfall (3.3) Weather-related vessel incidents (2.2) Contractual labor assessments (1.2) Rate decrease (0.6) Other (0.4) Overhead savings 2.5 Terminal services agreement savings 2.1 Total EBITDA Decrease $ (6.9) ($ in Millions) 20

Adjusted Net Loss & Loss Per Share (1) ($ in Millions, except per share) First Quarter Adjusted Loss Per Share Adjusted Net Loss (1) See reconciliation of Net Loss to Adjusted Net Loss and Net Loss Per Share to Adjusted Net Loss Per Share on pages 32 and 33, respectively. 2009 2009 2010 2010 155.3% 160.0% 21

Free Cash Flow ($ in Millions) Adjusted EBITDA $ 12.3 $ 1 9.2 Quarter Stock Based Compensation 0.6 0.9 Gain / Proceeds on Equipment Disposals 0.1 0.1 Working Capital (1.9) (4.8) Vessel Payments in Excess of Accruals (18.9) (18.1) Performance Incentive Accrual (5.4) (1.0) Capital Expenditures (1.5) (3.3) Dry-Dock Expenditures (9.8) (3.2) Interest, Net (10.0) (9.6) Taxes - (0.1) Adjusted Free Cash Flow (34.5) (19.9) Antitrust Legal Payments (0.8) (3.0) Restructuring Charge Payments (0.1) (1.5) Union OPEIU Severance (0.1) (0.2) Vessel / Equipment Impairment - (1.0) Free Cash Flow (35.5) (25.6) Debt Borrowings 55.0 40.0 Debt Payments (19.7) (11.6) Dividends (1.5) (3.3) Net Cash Flow $ (1.7) $ ( 0.5 22

Liquidity, Credit Facility Compliance & Debt Structure ($ in Millions) Corporate Liquidity Cash Balance $ 4.7 Effective Revolver Availability 45.3 Total Liquidity $ 50.0 Credit Facility Compliance Q1 LTM 2010 Covenant Interest Coverage Ratio 3.86 >3.50 Senior Secured Leverage Ratio 2.32 <2.75 Debt Structure GAAP Amount Funded Amount Rate Formula Interest Rate Maturity Revolver $ 140.0 $ 140.0 LIBOR+3.00% *3.25% (1) 08/08/12 Term Loan 107.8 107.8 3.02%+3.00% 6.02% (1) 08/08/12 Total Senior Debt 247.8 247.8 Convertible Notes 305.0 330.0 4.25% 08/15/12 Total Long-Term Debt $ 552.8 $ 577.8 *4.34% *weighted average (1) Maturity will accelerate to February 15, 2012, if convertible notes are not refinanced by that date March 21, 2010 23

Horizon Lines Remains Well Positioned Proven ability to manage costs Serve the basic needs of customers and consumers in our tradelanes Continue to operate from a stable financial platform Operating leverage will be significant as tradelane economies recover 24

First Quarter 2010 Review Questions & Answers

Financial Appendix

Income Statement Summary Actual Actual Actual Adjusted (1) Adjusted (1) Adjusted (1) Quarter Ended March 21, 2010 Quarter Ended March 22, 2009 Quarter Ended March 21, 2010 Quarter Ended March 22, 2009 Operating Revenue $ 286.1 $ 272.4 $ 286.1 $ 272.4 Operating Expense 289.1 273.2 287.9 268.0 Operating (Loss) Income (3.0) (0.8) (1.8) 4.4 Other Expense 10.3 9.5 10.3 9.5 Pretax Loss (13.3) (10.3) (12.1) (5.1) Income Tax Benefit (0.1) (0.3) (0.1) (0.4) Net Loss $ (13.2) $ (10.0) $ (12.0) $ (4.7) Earnings Loss Per Share - Basic $ (0.43) $ (0.33) $ (0.39) $ (0.15) Earnings Loss Per Share - Diluted $ (0.43) $ (0.33) $ (0.39) $ (0.15) Shares Outstanding - Basic 30,520,504 30,423,953 30,520,504 30,423,953 Shares Outstanding - Diluted 30,520,504 30,423,953 30,520,504 30,423,953 EBITDA $ 11.1 $ 14.0 $ 12.3 $ 19.2 Operating Ratio 101.0% 100.3% 100.6% 98.4% Adjustments exclude the impact of items as noted on pages 28-34. ($ in Millions, Except per Share Amounts) 27

Adjusted Operating Expense Reconciliation Quarter Ended March 21, 2010 Quarter Ended March 22, 2009 Operating Expense $ 289.1 $ 273.2 Adjustments: Antitrust Legal Expenses 1.0 4.4 Restructuring Charge - 0.8 Union Severance 0.2 - Total Adjustments 1.2 5.2 Adjusted Operating Expense $ 287.9 $ 268.0 ($ in Millions) 28

Adjusted Operating (Loss) Income Reconciliation Quarter Ended March 21, 2010 Quarter Ended March 22, 2009 Operating Loss $ (3.0) $ (0.8) Adjustments: Antitrust Legal Expenses 1.0 4.4 Restructuring Charge - 0.8 Union Severance 0.2 - Total Adjustments 1.2 5.2 Adjusted Operating (Loss) Income $ (1.8) $ 4.4 ($ in Millions) 29

Adjusted Pretax Loss Reconciliation Quarter Ended March 21, 2010 Quarter Ended March 22, 2009 Pretax Loss $ (13.3) $ (10.3) Adjustments: Antitrust Legal Expenses 1.0 4.4 Restructuring Charge - 0.8 Union Severance 0.2 - Total Adjustments 1.2 5.2 Adjusted Pretax Loss $ (12.1) $ (5.1) ($ in Millions) 30

Adjusted Tax Benefit Reconciliation Quarter Ended March 21, 2010 Quarter Ended March 22, 2009 Tax Benefit $ (0.1) $ (0.3) Adjustments: Tax Impact of Adjustments - (0.1) Adjusted Tax Benefit $ (0.1) $ (0.4) ($ in Millions) 31

Adjusted Net Loss Reconciliation Quarter Ended March 21, 2010 Quarter Ended March 22, 2009 Net Loss $ (13.2) $ (10.0) Adjustments: Antitrust Legal Expenses 1.0 4.4 Restructuring Charge - 0.8 Union Severance 0.2 - Tax Impact of Adjustments - 0.1 Total Adjustments 1.2 5.3 Adjusted Net Loss $ (12.0) $ (4.7) ($ in Millions) 32

Adjusted Net Loss Per Share Reconciliation Quarter Ended March 21, 2010 Quarter Ended March 22, 2009 Net Loss Per Share $ (0.43) $ (0.33) Adjustments Per Share: Antitrust Legal Expenses 0.03 0.15 Restructuring Charge - 0.03 Union Severance 0.01 - Total Adjustments 0.04 0.18 Adjusted Net Loss Per Share $ (0.39) $ (0.15) 33

EBITDA and Adjusted EBITDA Reconciliation Net Loss/EBITDA Reconciliation Net Loss/EBITDA Reconciliation Net Loss/EBITDA Reconciliation Net Loss/EBITDA Reconciliation Quarter Ended March 21, 2010 Quarter Ended March 22, 2009 Net Loss $ (13.2) $ (10.0) Interest Expense, Net 10.3 9.5 Tax Benefit (0.1) (0.3) Depreciation and Amortization 14.1 14.8 EBITDA 11.1 14.0 Antitrust Legal Expenses 1.0 4.4 Restructuring Charge - 0.8 Union Severance 0.2 - Adjusted EBITDA $ 12.3 $ 19.2 ($ in Millions) Note: EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines Inc. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA and (iii) EBITDA is a measure used by our management team to make day-to- day operating decisions. Adjusted EBITDA excludes certain charges in order to evaluate our operating performance, for making day-to-day operating decisions and when determining the payment of discretionary bonuses. 34

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